UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2005 (December 19, 2005)

1-12869	CONSTELLATION ENERGY GROUP, INC.	52-1964611

1-1910		52-0280210
BALTIMORE GAS AND ELECTRIC COMPANY
(Commission File Number)	(Exact name of Registrant as specified in its charter)	(IRS Employer Identification No.)

Maryland
(State or other jurisdiction of incorporation of Registrants)

750 E. Pratt Street

Baltimore, Maryland 21202
(Address of principal executive offices, including zip code, of Registrants)

410-783-2800
(Registrants’ telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements.  This report contains, in addition to statements of historical fact, certain forward-looking statements.  These forward-looking statements relate to, among other things, the proposed merger and the combined company and involve risks and uncertainties.  Actual results could differ from those currently anticipated due to a number of factors.  Forward-looking statements are based on information available to management at the time, and they involve judgments and estimates.  There can be no assurance as to the timing of the closing of the merger, or whether the merger will close at all.  Factors that could cause the merger to be delayed or to failed to close at all include: the failure to obtain governmental approvals of the transaction on the proposed terms and schedule; the failure of Constellation Energy Group, Inc. (“Constellation”) or FPL Group, Inc. (“FPL”) stockholders to approve the transaction; a material adverse change in the business, assets, financial condition or results of operations of Constellation or FPL; the risk that the businesses will not be integrated successfully or that anticipated synergies will not be achieved or will take longer to achieve than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees, suppliers or governmental entities; unexpected transaction costs or liabilities; economic conditions; and other specific factors discussed in documents filed with the Securities and Exchange Commission by both Constellation and FPL.  Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the Securities and Exchange Commission at the Securities and Exchange Commission’s web site at www.sec.gov.  In addition, investors and security holders may obtain free copies of the documents filed with the Securities and Exchange Commission by Constellation at www.constellation.com/investors.  Investors and security holders may obtain free copies of the documents filed by FPL at www.fplgroup.com/investor.  Neither Constellation nor FPL assumes any responsibility to update any forward-looking statements as a result of new information or future developments except as expressly required by law.

Additional Information and Where to Find It.  Constellation and FPL intend to file a registration statement of Constellation on Form S-4 containing a joint proxy statement/prospectus of Constellation and FPL, which will include material relating to the meetings of shareholders to vote on the approval of matters related to the Merger.  Investors and security holders of Constellation and FPL are urged to read the joint proxy statement/prospectus to be filed by Constellation and FPL and other relevant materials when they become available because they will contain important information about Constellation, FPL and the proposed transaction.  Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the Securities and Exchange Commission at the Securities and Exchange Commission’s web site at www.sec.gov.  In addition, a copy of the joint proxy statement/prospectus (when it becomes available) may be obtain free of charge from Constellation Energy, Shareholder Services, 750 East Pratt St., Baltimore, Maryland 21202, or from FPL, Shareholder Services, P.O. Box 14000, 700 Universe Blvd., Juno Beach, Florida 33408-0420.

No Offer or Solicitation.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, not shall there by any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation.  Constellation, FPL and their respective executive officers and directors may be deemed, under the rules of the Securities and Exchange Commission, to be participants in the solicitation of proxies from Constellation’s and/or FPL’s shareholders with respect to the proposed transaction.  Information regarding the officers and directors of Constellation is included in its 2004 Form 10-K and the definitive proxy statement for its 2005 annual meeting filed with the Securities and Exchange Commission on April 13, 2005.  Information regarding the officers and directors of FPL is included in its 2004 Form 10-K and the definitive proxy statement for its 2005 annual meetings filed with the Securities and Exchange Commission on April 5, 2005.  Information regarding J. Brian Ferguson, a director of FPL elected since the date of the filing of the 2005 definitive proxy statement, can be found in FPL’s filing on Form 10-Q dated August 4, 2005.  More detailed information regarding the identity of potential participants, and their interests in the solicitation, will be set forth in the joint proxy statement/prospectus and other materials to be filed with the Securities and Exchange Commission in connection with the proposed transaction.

Item 8.01.  Other Events

Constellation has made various communications to investors and employees in connection with its announcement on December 19, 2005 that it has entered into a definitive agreement to merge with FPL.  Copies of these communications are attached as Exhibits 99.1 through 99.8 to this report and are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(c)           Exhibits

Exhibit No.	Description

99.1	Email to employees from Mayo A. Shattuck III, Chairman, President and Chief Executive Officer of Constellation

99.2	Investor Fact Sheet

99.3	Corporate Profiles for Constellation and FPL

99.4	Employee Fact Sheet

99.5	Employee Frequently Asked Questions

99.6	Employee Presentation Slides

99.7	Script of video remarks made to employees by Mayo A. Shattuck III

99.8	News story posted on Constellation’s internal website

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CONSTELLATION ENERGY GROUP, INC.

Dated: December 19, 2005	By:	/s/ Charles A. Berardesco
Charles A. Berardesco
Associate General Counsel, Chief Compliance Officer and Corporate Secretary

BALTIMORE GAS AND ELECTRIC COMPANY

Dated: December 19, 2005	By:	/s/ Charles A. Berardesco
Charles A. Berardesco
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Email to employees from Mayo A. Shattuck III, Chairman, President and Chief Executive Officer of Constellation

99.2	Investor Fact Sheet

99.3	Corporate Profiles for Constellation and FPL

99.4	Employee Fact Sheet

99.5	Employee Frequently Asked Questions

99.6	Employee Presentation Slides

99.7	Script of video remarks made to employees by Mayo A. Shattuck III

99.8	News story posted on Constellation’s internal website